     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 15, 1996
                                                      REGISTRATION NO. 333-05665

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           --------------------------


                                AMENDMENT NO. 4
                                       TO
                                    FORM S-1

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                                STERICYCLE, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                          4953                  36-3640402
 (State or other jurisdiction    (Primary Standard Industrial   (I.R.S. Employer
              of                 Classification Code Number)     Identification
incorporation or organization)                                      Number)

                         1419 LAKE COOK ROAD, SUITE 410
                           DEERFIELD, ILLINOIS 60015
                                 (847) 945-6550
         (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

                                 MARK C. MILLER
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                STERICYCLE, INC.
                         1419 LAKE COOK ROAD, SUITE 410
                           DEERFIELD, ILLINOIS 60015
                                 (847) 945-6550
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                           --------------------------

                                   COPIES TO:

        Craig P. Colmar, Esq.                   Geoffrey E. Liebmann, Esq.
          Michael Bonn, Esq.                     Cahill Gordon & Reindel
          Johnson and Colmar                          80 Pine Street
        300 South Wacker Drive                   New York, New York 10005
       Chicago, Illinois 60606

                           --------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
                           --------------------------

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. / /

    If this Form is filed to register additional securities for an offering pursuant to Rule 426(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration Statement number of the earlier effective registration statement for the same offering. / /

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /
                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.

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- --------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES


    (a) Exhibits


 EXHIBIT
   NO.                                                  DESCRIPTION
- ---------  -----------------------------------------------------------------------------------------------------
   1.1*    Form of Underwriting Agreement.
   3.1*    Certificate of Incorporation of the Registrant, as currently in effect.
   3.5*    By-Laws of the Registrant, as currently in effect.
   4.1     Specimen certificate for shares of the Registrant's Common Stock, par value $.01 per share.
   4.2*    Form of Common Stock Purchase Warrant in connection with July 1995 line of credit.
   4.3*    Form of Common Stock Purchase Warrant in connection with May 1996 short-term loan.
   4.4*    Amended and Restated Registration Agreement dated October 19, 1994 between the Registrant and certain of its stockholders, and related First Amendment dated September 30, 1995 and Second Amendment dated
            July 1, 1996.
   5.1     Form of opinion of Johnson and Colmar.
  10.1*    Amended and Restated Incentive Compensation Plan.
  10.2*    Directors Stock Option Plan.
  10.3*    Loan and Security Agreement dated October 31, 1995 between the Registrant and Silicon Valley Bank, and related Amendments dated March 12, 1996 and June 4, 1996.
  10.4*    Guaranty Agreement dated June 1, 1992 among the Registrant, Fleet National Bank, as Trustee, and
            Rhode Island Industrial-Recreational Building Authority, and related Regulatory Agreement dated June
            1, 1992 between the Registrant and the Rhode Island Industrial-Recreational Building Authority.
  10.5     Radio-Frequency Heating Technology License Agreement dated November 10, 1995 between the Registrant and IIT Research Institute (revised; confidential treatment request withdrawn).
  10.6+    Alliance Agreement dated October 12, 1993 between the Registrant and Baxter Healthcare Corporation
            (previously filed) and related First Amendment dated August 1, 1996.
  10.7+    Agreement dated May 6, 1994 between the Registrant and SAGE Products, Inc., and related letter agreement dated November 7, 1995 (revised).
  10.8*    Office Lease dated December 26, 1991 between the Registrant and American National Bank and Trust
            Company of Chicago, as Trustee under Trust No. 57661, relating to the Registrant's Deerfield,
            Illinois office space.
  10.9*    Standard Form Industrial Lease dated October 1, 1991 between the Registrant and General American Life
            Insurance Registrant, relating to the Registrant's Loma Linda, California treatment facility.
  10.10*   Lease dated June 1, 1992 between the Registrant and Rhode Island Industrial Facilities Corporation,
            relating to the Registrant's Woonsocket, Rhode Island treatment facility.
  10.11*   Lease dated February 25, 1992 between the Registrant and EML Associates, relating to the Registrant's
            San Leandro, California transfer station.
  10.12*   Master Lease Agreement dated February 11, 1994 between the Registrant and Ziegler Leasing
            Corporation, relating to the machinery and equipment at the Registrant's Yorkville, Wisconsin treatment facility

 EXHIBIT
   NO.                                                  DESCRIPTION
- ---------  -----------------------------------------------------------------------------------------------------
  10.13*   Master Lease Agreement dated March 14, 1991 between the Registrant and LINC Venture Lease Partners
            II, L.P., and related Equipment Schedule dated January 1, 1996, relating to the machinery and equipment at the Registrant's West Memphis, Arkansas recycling and research development facility, its San Leandro, California transfer station, and its Morton, Washington treatment facility.
  10.14*   State of Rhode Island and Providence Plantations Consent Agreement dated August 22, 1995 between the
            Registrant and the Rhode Island Department of Environmental Management.
  10.15+   Interim Agreement dated June 28, 1996 between the Registrant and a Brazilian company (revised).
  11*      Statement Re Computation of Per Share Earnings (revised).
  21.1*    Subsidiaries.
  23.1     Consent of Ernst & Young LLP.
  23.2**   Consent of Johnson and Colmar (to be filed as part of Exhibit 5.1).
  24.1*    Power of Attorney.


- ------------------------
 * Previously filed.
** To be filed by amendment.
 + Confidential treatment requested.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Amendment No. 4 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Village of Deerfield, State of Illinois, on August 15, 1996.


                                        STERICYCLE, INC.

                                        By:          /s/ MARK C. MILLER
                                           -------------------------------------
                                                      Mark C. Miller
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER


    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 4 to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                         NAME                                           TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------

                                     *
     -------------------------------------------        Chairman of the Board of Directors       August 15, 1996
                   Jack W. Schuler

                  /s/ MARK C. MILLER                    President, Chief Executive Officer and
     -------------------------------------------         a Director (Principal Executive         August 15, 1996
                    Mark C. Miller                       Officer)

                                     *                  Vice President, Finance and Chief
     -------------------------------------------         Financial Officer (Principal            August 15, 1996
                   James F. Polark                       Financial and Accounting Officer)

                                     *
     -------------------------------------------        Director                                 August 15, 1996
                  Patrick F. Graham

                                     *
     -------------------------------------------        Director                                 August 15, 1996
                    John Patience

                                     *
     -------------------------------------------        Director                                 August 15, 1996
                    Lloyd D. Ruth

                                     *
     -------------------------------------------        Director                                 August 15, 1996
               L. John Wilkerson, Ph.D.

                                     *
     -------------------------------------------        Director                                 August 15, 1996
                     Peter Vardy

*By            /s/ MARK C. MILLER
               ---------------------------------------
                      Mark C. Miller
                     ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


 EXHIBIT
   NO.                                                  DESCRIPTION
- ---------  -----------------------------------------------------------------------------------------------------
   1.1*    Form of Underwriting Agreement.
   3.1*    Certificate of Incorporation of the Registrant, as currently in effect.
   3.5*    By-Laws of the Registrant, as currently in effect.
   4.1     Specimen certificate for shares of the Registrant's Common Stock, par value $.01 per share.
   4.2*    Form of Common Stock Purchase Warrant in connection with July 1995 line of credit.
   4.3*    Form of Common Stock Purchase Warrant in connection with May 1996 short-term loan.
   4.4*    Amended and Restated Registration Agreement dated October 19, 1994 between the Registrant and certain of its stockholders, and related First Amendment dated September 30, 1995 and Second Amendment dated
            July 1, 1996.
   5.1     Form of opinion of Johnson and Colmar.
  10.1*    Amended and Restated Incentive Compensation Plan.
  10.2*    Directors Stock Option Plan.
  10.3*    Loan and Security Agreement dated October 31, 1995 between the Registrant and Silicon Valley Bank, and related Amendments dated March 12, 1996 and June 4, 1996.
  10.4*    Guaranty Agreement dated June 1, 1992 among the Registrant, Fleet National Bank, as Trustee, and
            Rhode Island Industrial-Recreational Building Authority, and related Regulatory Agreement dated June
            1, 1992 between the Registrant and the Rhode Island Industrial-Recreational Building Authority.
  10.5     Radio-Frequency Heating Technology License Agreement dated November 10, 1995 between the Registrant and IIT Research Institute (revised; confidential treatment request withdrawn).
  10.6+    Alliance Agreement dated October 12, 1993 between the Registrant and Baxter Healthcare Corporation
            (previously filed) and related First Amendment dated August 1, 1996.
  10.7+    Agreement dated May 6, 1994 between the Registrant and SAGE Products, Inc., and related letter agreement dated November 7, 1995 (revised).
  10.8*    Office Lease dated December 26, 1991 between the Registrant and American National Bank and Trust
            Company of Chicago, as Trustee under Trust No. 57661, relating to the Registrant's Deerfield,
            Illinois office space.
  10.9*    Standard Form Industrial Lease dated October 1, 1991 between the Registrant and General American Life
            Insurance Registrant, relating to the Registrant's Loma Linda, California treatment facility.
  10.10*   Lease dated June 1, 1992 between the Registrant and Rhode Island Industrial Facilities Corporation,
            relating to the Registrant's Woonsocket, Rhode Island treatment facility.
  10.11*   Lease dated February 25, 1992 between the Registrant and EML Associates, relating to the Registrant's
            San Leandro, California transfer station.
  10.12*   Master Lease Agreement dated February 11, 1994 between the Registrant and Ziegler Leasing
            Corporation, relating to the machinery and equipment at the Registrant's Yorkville, Wisconsin treatment facility
  10.13*   Master Lease Agreement dated March 14, 1991 between the Registrant and LINC Venture Lease Partners
            II, L.P., and related Equipment Schedule dated January 1, 1996, relating to the machinery and equipment at the Registrant's West Memphis, Arkansas recycling and research development facility, its San Leandro, California transfer station, and its Morton, Washington treatment facility.
  10.14*   State of Rhode Island and Providence Plantations Consent Agreement dated August 22, 1995 between the
            Registrant and the Rhode Island Department of Environmental Management.

 EXHIBIT
   NO.                                                  DESCRIPTION
- ---------  -----------------------------------------------------------------------------------------------------
  10.15+   Interim Agreement dated June 28, 1996 between the Registrant and a Brazilian company (revised).
 11*       Statement Re Computation of Per Share Earnings (revised).
  21.1*    Subsidiaries.
  23.1     Consent of Ernst & Young LLP.
  23.2**   Consent of Johnson and Colmar (to be filed as part of Exhibit 5.1).
  24.1*    Power of Attorney.


- ------------------------
 * Previously filed.
** To be filed by amendment.
 + Confidential treatment requested.